UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 2, 2006

                           U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)

               Nevada                      1-11151               76-0364866
--------------------------------           -------          --------------------
(State or other jurisdiction of        (Commission File       (I.R.S. Employer
 incorporation or organization)             Number)          Identification No.)


1300 West Sam Houston Parkway South, Suite 300, Houston, Texas          77042
---------------------------------------------------------------       ----------
    (Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (713) 297-7000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL RESULTS

On March 2, 2006, U.S. Physical Therapy, Inc. (the "Company") reported its results for the fourth quarter and year ended December 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

This press release contains a non-GAAP financial measure as defined by Regulation G of the Securities and Exchange Commission. The attached financial summary contains a schedule which reconciles this measure to the most directly comparable GAAP measure. This non-GAAP financial measure may be considered in addition to, not as a substitute for the financial measure prepared in accordance with GAAP (generally accepted accounting principles). The non-GAAP financial measure contained in the press release is a presentation of EBITDA. EBITDA equals net income before interest, taxes, amortization and depreciation expense. Management believes providing this non-GAAP financial information to investors is useful information for comparing the Company's period-to-period results.


Item 9.01  Financial Statements and Exhibits

(a)  None.

(b)  None.

(c)  Exhibits

Exhibits       Description of Exhibits
--------       -----------------------

99.1           Registrant's   press  release  dated  March  2,  2006  announcing
               financial results for the fourth quarter and year ended December 31, 2005.*

* Furnished herewith.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           U.S. PHYSICAL THERAPY, INC.


Dated: March 2, 2006                       By:  /s/ LAWRANCE W. MCAFEE
                                              ------------------------
                                                 Lawrance W. McAfee
                                                Chief Financial Officer
                                (duly authorized officer and principal financial
                                                  and accounting officer)

                                INDEX TO EXHIBITS

EXHIBIT        DESCRIPTION OF EXHIBIT
-------        ----------------------

99.1           Press Release dated March 2, 2006.*

* Furnished herewith